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                                                                   EXHIBIT 10.17

2000 BRUNSWICK PERFORMANCE PLAN
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Purpose:                 To motivate and reward Senior Executives and other
                         management employees of the Company for the achievement of specified annual financial goals and the enhancement of management talent in the organization.

Eligibility:             Approximately top 400 managers in the Company.

Target Award:            Target awards under the Plan range from 30% to 100% of
                         a participant's base salary at the beginning of the performance period depending upon the participant's level of responsibility.

Performance              Established annually by the CEO. Measures and
Measures:                weightings may be modified year to year. Weightings for
                         2000 are as follows:

                         Groups
                         ------
                         . 80% Brunswick Value Added (Division contribution less working capital charge)
                         .  20% Organizational Goals

                         Corporate
                         ---------
                         .  80% Earnings Per Share (EPS)
                         .  20% Organizational Goals

                         Brunswick Value Added is defined as Division
                         Contribution less a working capital charge. The working capital charge is calculated by taking the average (13 point) month end gross working capital times the working capital charge.

                         Gross Working Capital is defined as gross receivables and gross inventory less accounts payable.

                         Gross accounts receivable includes trade and other, but excludes notes, rental and lease receivables, as well as receivable reserves. Gross inventory includes finished goods, raw materials and work in process, but excludes inventory reserves.

Relationship of
Performance
to Payout:               BUSINESS UNITS
                         --------------
                         The 80% of the bonus based upon the achievement of BVA
                         will generate a bonus pool as follows:
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2000 BRUNSWICK PERFORMANCE PLAN
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                         Performance Level         Bonus Pool
                         -----------------         ----------
                             80%                   50% of Target Pool
                             100% (Target)         100% of Target Pool
                             Above Target          100% Target Pool
                                                   Plus 9% of BVA
                                                   above target BVA

                         The 20% of bonus based upon the achievement of organizational goals will be generated as follows:

                         Performance Level         Bonus Pool
                         -----------------         ----------
                           80%                     50% of Target Pool
                           100% (Target)           100% of Target Pool
                           120%                    125% of Target Pool

                         CORPORATE
                         ---------

                         Performance Level         Bonus Pool
                         -----------------         ----------
                             80%                   50% of Target Pool
                             100% (Target)         100% of Pool
                             120%                  125% of Target Pool

PAYOUT FORM:             Participants with a target bonus of 100% will be paid
                         as follows: 50% cash, 50% stock until mandated stock ownership levels are achieved; thereafter the mix of cash and stock will be at the participant's election.

                         President's Council and other management: 100% cash

PAYMENT: Bonus payments will be made after the year-end financial results have been reviewed and certified by Arthur Andersen LLP. Proposed bonus payments to the Senior Executives will be reviewed and approved by the Human Resource Compensation Committee.

Withholding:             Subject to the payment restrictions, participants
                         receiving a portion of their bonus payment in stock may elect to defer receipt, pay Federal, state and local withholding tax obligations to the Company in cash or request that the Company withhold a number of shares of common stock equal in value to the withholding tax amount, at the discretion of the Committee.